NOVATION COMPANIES, INC. Presentation to Shareholders April 30, 2014

Cautionary Notice about Forward-Looking Statements 2 This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. All forward- looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2013 and our subsequent Quarterly Reports on Form 10-Q. Any forward-looking statement made by us speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise in the future.

3 Transition & Vision

Decision to Sell StreetLinks • Our decision to sell StreetLinks centered on: – The cyclical nature of the mortgage business and our modest capital base make it a higher risk business to own as our primary operating subsidiary – We believe that CorvisaCloud represents the best opportunity for Novation to build long-term shareholder value 4

Our Go Forward Strategy • Focus on growing CorvisaCloud – Increase marketing spend and sales team – Increase staff to support new business – Increase development staff to enhance product • Evaluate tack-on acquisitions – Enhance CorvisaCloud’s product offering – Grow CorvisaCloud’s customer base 5

Why Novation? 6 Best-in-class product offering with substantial growth potential Significant experience as contact center operators Top technology team experienced in telecommunications Experience scaling businesses from early-stage to multi-billion dollar market cap

Our Technology Leadership Matt Lautz: Matt has a ten year career in building and managing software companies. Matt started his first software development company at the age of 16 which grew into a software development and VoIP company where he served as CEO for over eight years. During his time as CEO, Matt led a team that managed customers in over 15 countries and processed over four million VoIP transactions per day. Andy Brezinsky: In his role as VP Engineering, Andy Brezinsky is responsible for the architecture and development of the CorvisaCloud platform. Andy brings years of experience in building scalable software utilizing the latest in rich Internet application technology to make CorvisaCloud the leader in voice communication solutions. Previously the Director of Engineering and Chief Engineer for a VoIP provider, Andy was responsible for leading the engineering, operation and support, of a world class VoIP platform and Business/Operation Support System for an diverse international customer base. Andy holds a degree in Computer Engineering from Purdue University. 7

Why Now? • Cloud technology is experiencing explosive growth • Premise-based contact center software is expensive, functionally restrictive and can be less secure • Competition is currently limited • We are first to market with a product-plus- platform model 8

CorvisaCloud Overview • Acquired by Novation in October 2012, CorvisaCloud offers a cloud-based communications suite, including inbound and outbound contact center solutions, business phone systems (PBX) and robust platform customization options. • Its cloud-based solutions remove the upfront costs and high maintenance associated with on-premise legacy solutions, offering immediate scalability and broader flexibility. 9

Three Primary Divisions Product Division – Full product suite of cloud- based contact center technologies – Contract and Pay-as-you- go license and/or usage based pricing Platform Division – Enterprise-class platform for customizing communications applications Professional Services – Contact center and technology consulting – Salesforce.com CRM consulting and implementations – Serves as a lead source for product division 10

How CorvisaCloud Makes Money • CorvisaCloud makes money from: – Monthly recurring revenue from software subscription fees; – Monthly recurring revenue from communications usage; and – Revenue from professional service fees charged for implementation of our contact center solution as well as CRM implementation services 11

What Customers are Saying “We have always been pleased by the reliability and functionality of CorvisaCloud’s IVR software, but the unlimited flexibility that we will gain with the CorvisaOne platform will truly transform our telephony experience. The CorvisaOne platform will allow us to meet the exact needs of each of our clients with minimal effort and no backend maintenance – it’s a game changer.” – Larry D. Beck, Director – Heartland Billing Solutions, Heartland Payment Systems 12 “We selected CorvisaCloud as the sole Salesforce-integrated contact center provider for DirectBuy corporate and our clubs. The CorvisaOne suite allowed us to eliminate the need to manage multiple different systems and instead focus on delivering a great service experience for our customers.” – Jeff Neyland, CIO, DirectBuy “With CorvisaCloud we were able to implement Salesforce in a much more effective way than we had before. They have been very helpful in setting our sales team up for success and have taught us effective techniques that we can utilize to align Salesforce with our sales objectives as our pipeline grows.” – Ken Smith, EVP, Sales & Service, BC Technical

13 CorvisaOne™ Suite

novation

CorvisaOne™ Platform


PBX/Phone Registration
Inbound Contact Center
Outbound Contact Center
IVR
ACD
Campaign Mgmt
Lead Nurturing
Rules Engine
Blended Contact Center Solution
CorvisaOne Platform
CorvisaOne Products
Advanced Graphical Voicemail
Web-based Click to Dial
Social Media Monitoring
Business Analytics
Sample Vendor #1
Current: Salesforce
Integrated Vendors
Sample Internal and Third-Party Apps

14

CorvisaOne™ Product Suite • Enterprise Communications Platform • Complete cloud-based contact center suite: – Outbound Contact Center – Inbound Contact Center – Business Phone System (PBX) – Extensible Hosted Platform – Native Salesforce integration 15

CorvisaOne™ Suite: Outbound Connect to prospects and customers faster: – Dynamic call campaign management – Automated dialers – Multi-touch lead nurturing • Full rule distribution engine to manage leads – Native Salesforce integration – Contact management 16

CorvisaOne™ Suite: Inbound Deliver amazing customer experiences with ease: – IVR and ACD for advanced inbound call routing • On-demand queue management • Call overflow support – Remote workforce support – Native Salesforce integration 17

CorvisaOne™ Suite: PBX Business phone for a new era: – Enterprise features • 100% online management • Nationwide and international calling & numbers • Popular business phone features – Softphone and hard phone support – Mobile app – Native Salesforce integration 18

19 CorvisaOne™ Platform

CorvisaOne™ Platform Innovation through flexibility: – Enterprise communications platform for voice and SMS apps – Build complex, scalable telephony applications without spending capital building a foundational feature set – Tie phone systems into any back office system 20

CorvisaOne™ Platform Allows customers and developers to: – Focus on innovation instead of infrastructure • Eliminates the need to buy, host, and manage hardware and infrastructure to support the apps they build • Apps are hosted and scaled by CorvisaCloud – no hardware required by the customer – Customize the operation of CorvisaCloud's products – Increase speed to market on initiatives by implementing features faster – Use our Lua-based programming language, Summit, along with APIs and web services 21

CorvisaCloud network compliance: – Supports PCI, SOX, SSAE16, PFI and HIPAA compliance Network Architecture 22

Key Differentiators • Making complicated business systems easy to use, implement, and afford • A platform-plus-product model that allows customers to fit communications software to their business without starting from scratch, worrying about upfront expenditures, ongoing maintenance or scalability • A simplified customer experience as a single source provider for integrated communications products and consulting services • More sophisticated lead nurturing than competing products • Sophisticated rules engine 23

6-12 Month Product Road Map On the Horizon for CorvisaCloud: – Mobile strategy for agents and supervisors – Live chat integration – Self & automated service – Continued enhancement of unified communications – Case management 24